UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2008

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to our Share Incentive Plan

On January 28, 2008, our shareholders approved an amendment to our Share Incentive Plan that allows the repricing, without shareholder approval, of stock options and other stock-based awards granted under the Share Incentive Plan. The terms and conditions of such plan are set forth under the caption "Proposal – Approval of Amendment to Our Share Incentive Plan" in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on December 31, 2007. Such description, which is qualified in its entirety by reference to the Share Incentive Plan (as amended through January 28, 2008) at Exhibit 10 to this report, is incorporated by reference in response to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

See "Exhibit Index".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

January 31, 2008	By:	/s/ Kevin L. Tate

Name: Kevin L. Tate
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10	Share Incentive Plan (as amended through January 28, 2008)(incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on December 31, 2007 (File No. 000-50511)).